                                                                   EXHIBIT 99.1




                        CENTEX CORPORATION REPORTS RECORD
                     SECOND QUARTER AND SIX MONTHS EARNINGS



               (DALLAS, TX Oct. 23, 2001): Centex Corporation (NYSE: CTX) today reported record financial results for both the second quarter and the six-month period ended September 30, 2001--the second quarter and first six months of fiscal 2002.

               Net earnings for the second quarter this year were $93,389,000, a 58% increase over $59,094,000 for the same quarter a year ago. Diluted earnings per share for the current quarter were $1.50, 53% higher than $0.98 for the same quarter in fiscal 2001. Current quarter revenues of $1,883,633,000 were 17% above $1,615,784,000 for the same quarter last year.

               CENTEX'S SENIOR MANAGEMENT WILL CONDUCT A CONFERENCE CALL TO DISCUSS THE SECOND QUARTER FINANCIAL RESULTS AND OTHER MATTERS AT 11 A.M. EASTERN TIME (10 A.M. CENTRAL TIME) TODAY. THE CONFERENCE CALL WILL BE WEBCAST SIMULTANEOUSLY ON THE CENTEX WEB SITE, [WWW.CENTEX.COM]. A REPLAY OF THE CALL WILL BE AVAILABLE ON THAT SITE UNTIL MIDNIGHT ON MONDAY, OCTOBER 29.

               Centex's net earnings for the first six months of fiscal 2002 were $168,605,000, a 57% improvement over $107,299,000 for the same period last year. Diluted earnings per share of $2.72 were 52% higher than $1.79 per diluted share for the same period a year ago. Revenues for the first six months of fiscal 2002 totaled $3,592,778,000, 18% higher than $3,052,406,000 for the same period in fiscal 2001.

               Net earnings for both the quarter and the six-month period improved by a slightly higher percentage than diluted earnings per share due to more average shares outstanding in the fiscal 2002 periods.

               For the first six months of fiscal 2002, Centex's annualized rate of return on beginning stockholders' equity was 19.7%.

               Through its subsidiaries, Dallas-based Centex ranks among the nation's leading home builders, non-bank-affiliated retail mortgage originators, and general building contractors. The Company also has operations in investment real estate and home services and currently owns approximately 65% of a publicly held construction products company.


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                                                                              2
CENTEX CORPORATION


                                  HOME BUILDING

CONVENTIONAL HOMES


               Centex Homes reported a 37% increase in operating earnings on an 11% gain in closings, primarily due to an improvement in its operating margins to 10.5% for the second quarter this year compared to 8.7% for the same quarter a year ago. The margin increase was mostly due to sales price increases and continued cost reductions due to lower raw materials prices and process improvements.

               Operating earnings from Centex Homes were $123.0 million for this year's second quarter versus $89.6 million for the second quarter last year. Revenues from Conventional Homes were $1,171 million, 14% above revenues for the same quarter last year.


CENTEX HOMES                               Quarter Ended Sept. 30,
                                     2001            2000            Change
                                 ------------     ------------    ------------
Closings                                5,418            4,901              11%
Sales (Orders)*                         5,244            5,338              (2%)
Backlog                                 9,978            9,145               9%
Unit Sales Price                 $    214,004     $    203,900               5%
Operating Earnings/Unit          $     22,698     $     18,274              24%
Operating Margin                         10.5%             8.7%
Orders (Month of September)                                                 (8%)





               Operating earnings from Centex Homes were $221.1 million for the six month period this year, 36% higher than $162.1 million for the year-ago period. For the current six months, revenues from Centex Homes were $2,210 million, 15% higher than revenues of $1,914 million for the same period in fiscal 2001.


CENTEX HOMES                                 Six Months Ended Sept. 30,
                                     2001             2000           Change
                                 ------------     ------------    ------------
Closings                               10,268            9,309              10%
Sales (Orders)                         10,902           10,875              --%
Backlog                                 9,978            9,145               9%
Unit Sales Price                 $    212,469     $    200,308               6%
Operating Earnings/Unit          $     21,533     $     17,414              24%
Operating Margin                         10.0%             8.5%



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                                                                              3
CENTEX CORPORATION


MANUFACTURED HOMES


               Centex's Manufactured Homes operation, Cavco Industries, reported operating earnings of $65,000 for the second quarter this year versus an operating loss of $1.1 million for the same quarter last year. Manufactured Homes revenues for the second quarter this year were $31.5 million, 7% less than $33.8 million for the same quarter a year ago. Cavco sold 1,025 manufactured homes for the second quarter this year, 9% less than 1,129 units for the same quarter last year.

                  For the current six months, Manufactured Homes reported an operating loss of $1.5 million versus an operating loss of $1.2 million for the same period last year. Manufactured Homes revenues were $59.0 million, 16% less than $70.3 million for the same period a year ago. Manufactured Homes sold 1,899 units during the current six-month period, 19% less than 2,355 units for the same period a year ago.

                               FINANCIAL SERVICES

               Operating earnings from Financial Services for the second quarter this year were $29.3 million, substantially higher than $2.2 million for the same quarter in fiscal 2001. CTX Mortgage Company benefitted from lower interest rates and the resulting refinancing "mini- boom." Financial Services' operating earnings were also positively impacted by Centex Home Equity's improved results. Second quarter revenues from Financial Services were $166.0 million this year, 56% higher than $106.5 million for the same period a year ago.

               Financial Services operating earnings for the six-month period this year were $54.4 million, significantly above earnings of $2.3 million for the year-ago period. For the current six months, Financial Services revenues were $328.6 million, 62% above last year's revenues for the six months.

CTX MORTGAGE COMPANY

               Operating earnings from CTX Mortgage Company (CTX) and related companies totaled $23.9 million for the quarter this year compared to $5.6 million for the second quarter last year. Refinancings accounted for 28% of originations for the quarter this year compared to 7% for the second quarter a year ago and 33% in the June 30, 2002 quarter. CTX Mortgage's "capture" rate of Centex Homes' non-cash buyers improved to 71% for the second quarter this year versus 62% for the same quarter in fiscal 2001. The U.K. mortgage operation, which was formed in fiscal 2001, incurred start-up costs of $513,000 for the second quarter of fiscal 2002 and $1.1 million for the first six months of the year.

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                                                                              4
CENTEX CORPORATION


       CTX MORTGAGE COMPANY                              Quarter Ended Sept. 30,
                                             --------------------------------------------
                                                 2001           2000             Change
                                             -----------     -----------      -----------
       Originations
                 Builder                           3,633           2,839            28%
                 Retail                           14,974          11,263            33%
                                             -----------     -----------
                       Total                      18,607          14,102            32%
                                             ===========     ===========

       Applications
                 Builder                           4,057           3,509            16%
                 Retail                           15,148          11,859            28%
                                             -----------     -----------
                       Total                      19,205          15,368            25%
                                             ===========     ===========

       Loan Volume (in billions)             $      2.86     $      2.02            42%
                                             ===========     ===========
       Average Loan Size                     $   153,900     $   143,200             7%
                                             ===========     ===========
       Profit per Loan                       $     1,284             399           222%
                                             ===========     ===========

               Operating earnings from CTX and related companies were $49.2 million for the six-month period this year compared to earnings of $10.8 million for the same period a year ago.


       CTX MORTGAGE COMPANY                            Six Months Ended Sept. 30,
                                             --------------------------------------------
                                                2001            2000             Change
                                             -----------     -----------      -----------
       Originations
                 Builder                           6,815           5,305               28%
                 Retail                           33,084          22,962               44%
                                             -----------     -----------
                       Total                      39,899          28,267               41%
                                             ===========     ===========

       Applications
                 Builder                            8,557          7,109               20%
                 Retail                            32,664         24,087               36%
                                             ------------    -----------
                       Total                       41,221         31,196               32%
                                             ============    ===========

       Loan Volume (in billions)             $        6.08   $      4.00               52%
                                             ============    ===========
       Average Loan Size                     $    152,300    $   141,600                8%
                                             ============    ===========
       Profit per Loan                       $      1,233            383              222%
                                             ============    ===========




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                                                                              5
CENTEX CORPORATION



CENTEX HOME EQUITY COMPANY


               Reporting its second quarter of profitability after undergoing the change to the "Portfolio Accounting Method" in fiscal 2001, Centex Home Equity Company (CHEC) reported operating earnings of $5.9 million for the Sept. 30 quarter this year versus an operating loss of $3.4 million for the same quarter last year.

                                                         Quarter Ended Sept. 30,
                                               -------------------------------------------
                                                   2001            2000           Change
                                               -----------     -----------     -----------
       Originations                                  7,257           7,317          (1)%
                                               ===========     ===========
       Applications                                 41,294          37,095          11%
                                               ===========     ===========
       Loan Volume (in billions)               $      0.55    $       0.46          21%
                                               ===========     ===========

       Average Loan Size                       $    76,400    $     62,400          22%
                                               ===========     ===========


               For the six months this year, CHEC reported operating earnings of $6.3 million versus an operating loss of $8.5 million for the same period in fiscal 2001. The portion of CHEC's loan servicing portfolio on which it earns an interest rate spread under the "Portfolio Accounting Method" has reached $2.7 billion and continues to increase.

                                                        Six Months Ended Sept. 30,
                                               -------------------------------------------
                                                  2001             2000          Change
                                               -----------     -----------     -----------
       Originations                                 14,065          13,746               2%
                                               ===========     ===========
       Applications                                 82,368          74,748              10%
                                               ===========     ===========
       Loan Volume (in billions)               $      1.06     $      0.85              24%
                                               ===========     ===========

       Average Loan Size                       $    75,200    $     62,000              21%
                                               ===========     ===========


       Servicing Portfolio as of Sept. 30:         2001           2000            Change
                                               -----------     -----------     ------------

           Number of Loans                          56,660          41,902              35%
                                               -----------     -----------

           Total (in billions)                 $      3.88     $      2.66              46%
                                               ===========     ===========



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                                                                              6
CENTEX CORPORATION


                              CONSTRUCTION PRODUCTS


               Operating earnings from Centex Construction Products, Inc. (CXP) were $22.5 million for the current quarter, 31% less than $32.6 million for the same quarter a year ago. Current quarter revenues from Construction Products were $129.5 million, 13% higher than last year's second quarter revenues of $114.9 million.

               For the current six months, CXP's operating earnings were $35.5 million, 48% lower than $68.7 million for the same period a year ago. Revenues from CXP were $247.0 million for the six month period this year, 7% above $229.9 million for the same period last year.

               CXP's cement operation reported all-time-high second quarter sales volume, and both the gypsum wallboard and paperboard businesses returned to profitability.

                      CONTRACTING AND CONSTRUCTION SERVICES

               Contracting and Construction Services reported operating earnings of $7.3 million for the second quarter this year, an 11% improvement over earnings of $6.6 million for the second quarter of fiscal 2001. Revenues from Contracting and Construction Services were $336.8 million, 2% higher than revenues of $330.4 million for the quarter a year ago.

                  Contracting and Construction Services received approximately $387 million of new contracts during the second quarter this year, 7% less than new contracts totaling $416 million for the year-ago quarter. The backlog of uncompleted construction projects at September 30, 2001 was a record $2,149 million, 46% higher than the backlog of $1,472 million at September 30, 2000.

               Operating earnings from Contracting and Construction Services for the current six-month period were $14.8 million, a 13% improvement over earnings of $13.1 million for the same period last year. Revenues for the current six months were $650.4 million, 3% higher than revenues of $629.1 million for the same six-month period a year ago.

                             INVESTMENT REAL ESTATE

               For the second quarter of fiscal 2002, Centex's Investment Real Estate operation, through which all investment property transactions are reported, had operating earnings of $16.1 million, a 128% improvement over $7.1 million for the year ago quarter. For the current six months, operating earnings from Investment Real Estate were $31.4 million, 138% higher than $13.2 million for the same period in fiscal 2001.

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                                                                              7
CENTEX CORPORATION


               The improvement for both the quarter and the six months were due to the timing of land sales and other transactions, which fluctuates from quarter to quarter.

               Included in Investment Real Estate are results from London, England-based Fairclough Homes, which began reporting as of April 1, 2001. Fairclough closed 315 homes during the second quarter of fiscal 2002 and reported operating earnings of $3.2 million. For the six months ended September 30, 2001, Fairclough delivered 614 homes and had operating earnings of $5.6 million


                             HOME SERVICES AND OTHER

               Home Services and Other reported $2.6 million in operating earnings for the quarter this year versus $1.6 million for the same quarter last year. For the current six month period, Home Services and Other reported operating earnings of $4.5 million compared to $1.9 million for the same period last year.

                                     OUTLOOK

               Centex said that home sales (orders) slowed somewhat for several weeks following Sept. 11, but that sales began to increase again in early October as mortgage interest rates declined. Conventional Home Building margins should continue to increase and fiscal 2002 results from that segment are expected to exceed fiscal 2001's record levels. Centex said it also expects all-time-high results from its Financial Services business and its Contracting and Construction Services division. Gypsum wallboard prices have begun to increase and cement pricing remains steady. In summary, Centex said it still expects fiscal 2002 to be its sixth consecutive year of record results with earnings in the range of $5.65 per diluted share, versus the $4.65 per share that the Company reported for fiscal 2001.

                                      # # #


FORWARD-LOOKING STATEMENTS. THE FOREGOING CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE CONTEXT OF THE STATEMENT AND GENERALLY ARISE WHEN THE COMPANY IS DISCUSSING ITS BELIEFS, ESTIMATES, OR EXPECTATIONS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM WHAT IS EXPRESSED OR FORECAST IN SUCH FORWARD-LOOKING STATEMENTS. THE PRINCIPAL RISKS AND UNCERTAINTIES THAT MAY AFFECT THE COMPANY'S ACTUAL PERFORMANCE AND RESULTS OF OPERATIONS INCLUDE THE
FOLLOWING: GENERAL ECONOMIC CONDITIONS AND INTEREST RATES; THE CYCLICAL AND SEASONAL NATURE OF THE COMPANY'S BUSINESSES; ADVERSE WEATHER; CHANGES IN PROPERTY TAXES AND ENERGY COSTS; CHANGES IN FEDERAL INCOME TAX LAWS AND FEDERAL MORTGAGE FINANCING PROGRAMS; GOVERNMENTAL REGULATION; CHANGES IN GOVERNMENTAL AND PUBLIC POLICY; CHANGES IN ECONOMIC CONDITIONS SPECIFIC TO ANY ONE OF MORE OF THE COMPANY'S MARKETS AND BUSINESSES; COMPETITION; AVAILABILITY OF RAW MATERIALS; AND UNEXPECTED OPERATIONS DIFFICULTIES. OTHER RISKS AND UNCERTAINTIES MAY ALSO AFFECT THE OUTCOME OF THE COMPANY'S ACTUAL PERFORMANCE AND RESULTS OF OPERATIONS.

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                                                                              8
CENTEX CORPORATION

NOTE ATTACHMENTS:

(1)  Summary of Consolidated Earnings

(2)  Revenues and Earnings by Line of Business (Quarter) Ended September 30,
     2001

(3) Revenues and Earnings by Line of Business (Six Months) Ended September 30, 2001

(4)  Housing Activity by Geographic Area

(5)  Conventional Homes Results
     Manufactured Homes Results

(6)  Supplemental Construction Products Data
     Supplemental Contracting and Construction Services Data

(7)  Home Building Margin Data by Quarter,
       Fiscal 2001 and Fiscal 2002


FOR ADDITIONAL INFORMATION, CONTACT AT (214) 981-5000:
Laurence E. Hirsch
Chairman and Chief Executive Officer

Sheila E. Gallagher
Vice President-Corporate Communications






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
Attachment 1




                       Centex Corporation and Subsidiaries
                        Summary of Consolidated Earnings
                                   (unaudited)
              (dollar amounts in thousands, except per share data)




                                                                Quarter Ended
                                                                September 30,
                                              -------------------------------------------------
                                                  2001               2000            Change
                                              -------------     -------------     -------------
Revenues                                      $   1,883,633     $   1,615,784                17%

Earnings Before Income Taxes                  $     152,314     $      95,925                59%

Net Earnings                                  $      93,389     $      59,094                58%

Earnings Per Share:
    Basic                                     $        1.54     $        1.00                54%
    Diluted                                   $        1.50     $        0.98                53%

Average Shares Outstanding:
    Basic                                        60,568,258        58,954,694                 3%
    Diluted                                      62,289,902        60,303,878                 3%



                                                                 Six Months Ended
                                                                   September 30,
                                              -------------------------------------------------
                                                  2001               2000            Change
                                              -------------     -------------     -------------
Revenues                                      $   3,592,778     $   3,052,406                18%

Earnings Before Income Taxes                  $     270,300     $     173,994                55%

Net Earnings                                  $     168,605     $     107,299                57%

Earnings Per Share:
    Basic                                     $        2.79     $        1.82                53%
    Diluted                                   $        2.72     $        1.79                52%

Average Shares Outstanding:
    Basic                                        60,372,690        58,879,433                 3%
    Diluted                                      62,100,699        60,079,635                 3%

Attachment 2


                       Centex Corporation and Subsidiaries
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)


                                                                                              Quarter Ended
                                                                                              September 30,
                                                                          --------------------------------------------------------
                                                                                2001               2000                 Change
                                                                          ---------------     ---------------       --------------
REVENUES
        Home Building:
            Conventional Homes                                            $   1,170,721       $   1,027,003                  14%
                                                                                     62%                 64%
            Manufactured Homes                                                   31,457              33,797                  (7%)
                                                                                      2%                  2%
        Financial Services                                                      165,973             106,500                  56%
                                                                                      9%                  7%
        Construction Products  (A)                                              129,545             114,876                  13%
                                                                                      7%                  7%
        Contracting and Construction Services                                   336,796             330,445                   2%
                                                                                     18%                 20%
        Investment Real Estate                                                   23,225               3,163                 634%
                                                                                      1%                 --%
        Home Services & Other                                                    25,916                  --                  -%
                                                                                      1%                 --%
                                                                          -------------       -------------
    Total                                                                 $   1,883,633       $   1,615,784                  17%
                                                                                    100%                100%
                                                                          =============       =============

OPERATING EARNINGS

        Home Building:
            Conventional Homes                                            $     122,978       $      89,559                  37%
                                                                                                         61%                 65%
            Manufactured Homes                                                       65              (1,093)                106%
                                                                                     --%                (2%)
        Financial Services                                                       29,261               2,205               1,227%
                                                                                     15%                  2%
        Construction Products                                                    22,531              32,563                 (31%)
                                                                                     11%                 24%
        Contracting and Construction Services                                     7,321               6,566                  11%
                                                                                      4%                  5%
        Investment Real Estate                                                   16,134               7,073                 128%
                                                                                      8%                  5%
        Home Services & Other                                                     2,583               1,597                  62%
                                                                                      1%                  1%
                                                                          -------------       -------------
    Total Operating Earnings                                                    200,873             138,470                  45%
                                                                                    100%                100%

        Corporate General Expenses                                              (12,980)             (8,774)
        Interest Expense                                                        (29,342)            (22,274)
        Minority Interest in Construction Products                               (6,237)            (11,497)
                                                                          -------------       -------------

EARNINGS BEFORE INCOME TAXES                                              $     152,314       $      95,925                  59%
                                                                          =============       =============



(A) Centex Construction Products, Inc. adopted the provisions of Emerging Issues Task Force Issue No. 00-10, Accounting for Shipping and Handling Fees and Costs, during the quarter ended March 31, 2001. As a result of this adoption, net revenues have been restated to include freight and delivery costs billed to customers. Previously, such billings were offset against corresponding expenses in cost of sales.

Attachment 3


                       Centex Corporation and Subsidiaries
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)


                                                                                 Six Months Ended
                                                                          September 30,
                                                       -----------------------------------------------------
                                                           2001                2000               Change
                                                       -------------       -------------       -------------
REVENUES
        Home Building:
            Conventional Homes                         $   2,209,882       $   1,914,025                  15%
                                                                  61%                 63%
            Manufactured Homes                                59,027              70,283                 (16%)
                                                                   2%                  2%
        Financial Services                                   328,566             202,409                  62%
                                                                   9%                  7%
        Construction Products  (A)                           246,968             229,941                   7%
                                                                   7%                  7%
        Contracting and Construction Services                650,429             629,104                   3%
                                                                  18%                 21%
        Investment Real Estate                                47,323               6,644                 612%
                                                                   1%                 --%
        Home Services & Other                                 50,583                  --                  --%
                                                                   2%                 --%
                                                       -------------       -------------
    Total                                              $   3,592,778       $   3,052,406                  18%
                                                                 100%                100%
                                                       =============       =============

OPERATING EARNINGS
        Home Building:
            Conventional Homes                         $     221,098       $     162,109                  36%
                                                                                      61%                 62%
            Manufactured Homes                                (1,491)             (1,190)                (25%)
        Financial Services                                    54,431               2,273               2,295%
                                                                  15%                  1%
        Construction Products                                 35,473              68,742                 (48%)
                                                                  10%                 26%
        Contracting and Construction Services                 14,779              13,070                  13%
                                                                   4%                  5%
        Investment Real Estate                                31,389              13,175                 138%
                                                                   9%                  5%
        Home Services & Other                                  4,501               1,917                 135%
                                                                   1%                  1%
    Total Operating Earnings                                 360,180             260,096                  38%
                                                                 100%                100%

        Corporate General Expenses                           (24,226)            (17,505)
        Interest Expense                                     (56,584)            (44,064)
        Minority Interest in Construction Products            (9,070)            (24,533)
                                                       -------------       -------------

EARNINGS BEFORE INCOME TAXES                           $     270,300       $     173,994                  55%
                                                       =============       =============





(A) Centex Construction Products, Inc. adopted the provisions of Emerging Issues Task Force Issue No. 00-10, Accounting for Shipping and Handling Fees and Costs, during the quarter ended March 31, 2001. As a result of this adoption, net revenues have been restated to include freight and delivery costs billed to customers. Previously, such billings were offset against corresponding expenses in cost of sales.

Attachment 4


                       Centex Corporation and Subsidiaries
                       Housing Activity by Geographic Area

                                                              Closings
                         ------------------------------------------------------------------------------------
                               Quarter Ended September 30,                 Six Months Ended September 30,
                         ---------------------------------------     ----------------------------------------
                             2001           2000        Change           2001           2000         Change
                         -----------    -----------   ----------     -----------     ----------    ----------
Mid-Atlantic                     908            742         22%            1,789          1,504          19%

Southeast                        963            992         (3%)           1,904          1,802           6%

Midwest                          920            855          8%            1,622          1,570           3%

South Central                  1,253            962         30%            2,344          1,853          26%

Mountain States                  615            524         17%            1,108            978          13%

West Coast                       759            826         (8%)           1,501          1,602          (6%)
                         -----------    -----------                  -----------    -----------
                               5,418          4,901         11%           10,268          9,309          10%
                         ===========    ===========                  ===========    ===========


                                                                               Sales (Orders) Backlog
                                                                     ----------------------------------------
                                                                       9/30/01         9/30/00       Change
                                                                     -----------     ----------    ----------
Mid-Atlantic                                                               1,407          1,483          (5%)

Southeast                                                                  2,257          2,103           7%

Midwest                                                                    2,098          1,719          22%

South Central                                                              2,024          1,833          10%

Mountain States                                                              992            795          25%

West Coast                                                                 1,200          1,212          (1%)
                                                                     -----------    -----------

                                                                           9,978          9,145           9%
                                                                     ===========    ===========


                                                           Sales (Orders)
                         ------------------------------------------------------------------------------------
                                Quarter Ended September 30,               Six Months Ended September 30,
                         ---------------------------------------     ----------------------------------------
                            2001           2000         Change           2001           2000         Change
                         -----------    -----------   ----------     -----------     ----------    ----------
Mid-Atlantic                     823            863         (5%)           1,752          1,777          (1%)

Southeast                      1,100          1,002         10%            2,263          2,057          10%

Midwest                          796            764          4%            1,712          1,661           3%

South Central                  1,171          1,180         (1%)           2,304          2,224           4%

Mountain States                  604            563          7%            1,297          1,194           9%

West Coast                       750            966        (22%)           1,574          1,962         (20%)
                         -----------    -----------                  -----------    -----------
                               5,244          5,338         (2%)          10,902         10,875          --%
                         ===========    ===========                  ===========    ===========






Effective with the March 31, 2001 quarter's release, Centex has realigned its conventional home building operating units into the above newly designated geographic areas. This realignment and its resulting geographic areas reflect the operational and strategic structure with the conventional home building operation.

Attachment 5

                       Centex Corporation and Subsidiaries
                         Supplemental Home Building Data


CONVENTIONAL HOMES RESULTS
       (dollars in millions, except per unit data)

                                              Quarter Ended September 30,                  Six Months Ended September 30,
                                     --------------------------------------------    ------------------------------------------
                                            2001                     2000                    2001                   2000
                                     --------------------    --------------------    -------------------    -------------------
Conventional Housing Revenues        $1,170.7       100.0%   $1,027.0       100.0%   $2,209.9      100.0%   $1,914.0      100.0%
Cost of Sales                          (868.8)      (74.2%)    (789.3)      (76.9%)  (1,641.1)     (74.3%)  (1,468.8)     (76.7%)
Selling, General & Administrative      (178.9)      (15.3%)    (148.1)      (14.4%)    (347.7)     (15.7%)    (283.1)     (14.8%)
                                     --------    --------    --------    --------    --------   --------    --------   --------

     OPERATING EARNINGS              $  123.0        10.5%   $   89.6         8.7%   $  221.1       10.0%   $  162.1        8.5%
                                     ========    ========    ========    ========    ========   ========    ========   ========

Units Closed                            5,418                   4,901                  10,268                  9,309

Unit Sales Price                     $214,004                $203,900                $212,469               $200,308
     % Change                             5.0%                    8.6%                    6.1%                   6.5%

Operating Earnings per Unit          $ 22,698                $ 18,274                $ 21,533               $ 17,414
     % Change                            24.2%                   15.2%                   23.7%                  12.5%


MANUFACTURED HOMES RESULTS
(dollars in thousands)

                                              Quarter Ended September 30,                  Six Months Ended September 30,
                                     --------------------------------------------    ------------------------------------------
                                            2001                     2000                    2001                   2000
                                     --------------------    --------------------    -------------------    -------------------

Manufactured Homes Revenues          $ 31,457       100.0%   $ 33,797       100.0%   $ 59,027      100.0%   $ 70,283      100.0%
Cost of Sales                         (26,467)      (84.1%)   (28,273)      (83.6%)   (49,824)     (84.4%)   (57,598)     (82.0%)
Selling, General & Administrative      (4,925)      (15.7%)    (6,617)      (19.6%)   (10,694)     (18.1%)   (13,875)     (19.7%)
                                     ========    ========    ========    ========    ========   ========    ========   ========

  OPERATING EARNINGS                 $     65         0.2%   $ (1,093)       (3.2%)  $ (1,491)      (2.5%)  $ (1,190)      (1.7%)
                                     ========    ========    ========    ========    ========   ========    ========   ========
UNITS SOLD                              1,025                   1,129                   1,899                  2,355
                                     ========                ========                ========               ========

Attachment 6

                       Centex Corporation and Subsidiaries


SUPPLEMENTAL CONSTRUCTION PRODUCTS DATA
  (volumes in thousands, except Gypsum Wallboard)


                                             Quarter Ended September 30,          Six Months Ended September 30,
                                          ----------------------------------    ----------------------------------
                                             2001        2000       Change         2001        2000       Change
                                          ----------  ----------  ----------    ----------  ----------  ----------
Cement
          Sales Volumes (Tons)                   720         689           4%        1,393       1,314           6%
          Average Net Sales Price         $    68.87  $    68.24           1%   $    68.88  $    68.35           1%

Gypsum Wallboard
          Sales Volumes (MMSF)                   504         363          39%          975         706          38%

          Average Net Sales Price         $    71.12  $   100.52         (29%)  $    64.67  $   113.94         (43%)

Paperboard
          Sales Volumes (Tons)                    54          --        N.A.           104          --        N.A.

          Average Net Sales Price         $   417.51  $       --        N.A.    $   395.27  $       --        N.A.

Concrete
          Sales Volumes (Cubic Yards)            187         238         (21%)         414         447          (7%)

          Average Net Sales Price         $    56.63  $    53.29           6%   $    55.67  $    53.03           5%

Aggregates
          Sales Volumes (Tons)                 1,274       1,129          13%        2,419       2,034          19%

          Average Net Sales Price         $     4.46  $     4.19           6%   $     4.27  $     4.22           1%


SUPPLEMENTAL CONTRACTING AND CONSTRUCTION SERVICES DATA
     (dollars in millions)

                                              Quarter Ended September 30,         Six Months Ended September 30,
                                          ----------------------------------    ----------------------------------
                                             2001       2000        Change        2001         2000       Change
                                          ----------  ----------  ----------    ----------  ----------  ----------
New Contracts                             $      387  $      416         (7%)   $      777  $      719          8%
                                          ==========  ==========                ==========  ==========
Backlog at September 30,                  $    2,149  $    1,472         46%    $    2,149  $    1,472         46%
                                          ==========  ==========                ==========  ==========

Attachment 7

                       Centex Corporation and Subsidiaries
                    Home Building Margins - Quarterly Summary


                                                        For the Quarters Ending,
                        -----------------------------------------------------------------------------------     Fiscal Year Total
                          June 30, 2000       September 30, 2000   December 31, 2000      March 31, 2001          March 31, 2001
                        -------------------   ------------------   -----------------    -------------------    -------------------
Conventional Housing
  Revenues              $  887.0      100.0%   $1,027.0   100.0%   $1,038.8    100.0%   $1,403.4      100.0%   $4,356.2      100.0%
Cost of Sales             (679.5)     (76.6)%    (789.3)  (76.9)%    (782.4)   (75.3)%  (1,053.7)     (75.1)%  (3,304.9)     (75.9)%
                        --------   --------    --------  ------    --------   ------    --------   --------    --------   --------
    GROSS MARGIN           207.5       23.4%      237.7    23.1%      256.4     24.7%      349.7       24.9%    1,051.3       24.1%
Selling, General &
  Administrative          (135.0)     (15.2)%    (148.1)  (14.4)%    (155.8)   (15.0)%    (187.0)     (13.3)%    (625.9)     (14.3)%
                        --------   --------    --------  ------    --------   ------    --------   --------    --------   --------
    OPERATING EARNINGS  $   72.5        8.2%   $   89.6     8.7%   $  100.6      9.7%   $  162.7       11.6%   $  425.4        9.8%
                        ========   ========    ========  ======    ========   ======    ========   ========    ========   ========

Units Closed               4,408                  4,901               4,893                6,457                 20,659

Unit Sales Price        $196,314               $203,900            $208,328             $212,165               $205,913
  % Change - Prior Year      4.1%                   8.6%               10.0%                 7.2%                   7.5%

OPERATING EARNINGS/UNIT $ 16,459               $ 18,274            $ 20,568             $ 25,198               $ 20,594
  % Change - Prior Year      9.5%                  15.2%               26.1%                26.5%                  20.4%

GROSS MARGIN PER UNIT   $ 47,074               $ 48,500            $ 52,401             $ 54,158               $ 50,888
  % Change - Prior Year      6.9%                  11.4%               19.8%                20.5%                  16.3%

SG&A Per Unit           $ 30,626               $ 30,218            $ 31,841             $ 28,961               $ 30,297
  % Change - Prior Year      5.5%                   9.2%               16.1%                15.7%                  12.0%




                                                        For the Quarters Ending,
                        -----------------------------------------------------------------------------------     Fiscal Year Total
                           June 30, 2001      September 30, 2001   December 31, 2001      March 31, 2002          March 31, 2002
                        -------------------   ------------------   -----------------    -------------------    -------------------
Conventional Housing
  Revenues              $1,039.2      100.0%   $1,170.7   100.0%
Cost of Sales             (772.4)     (74.4)%    (868.8)  (74.2)%
                        --------   --------    --------  ------    --------   ------    --------   --------    --------   --------
    GROSS MARGIN           266.8       25.6%      301.9    25.8%
Selling, General &
  Administrative          (168.7)     (16.2)%    (178.9)  (15.3)%
                        --------   --------    --------  ------    --------   ------    --------   --------    --------   --------
    OPERATING EARNINGS  $   98.1        9.4%   $  123.0    10.5%
                        ========   ========    ========  ======    ========   ======    ========   ========    ========   ========

Units Closed               4,850                  5,418

Unit Sales Price        $210,754               $214,004
  % Change - Prior Year      7.4%                   5.0%

OPERATING EARNINGS/UNIT $ 20,231               $ 22,698
  % Change - Prior Year     22.9%                  24.2%

GROSS MARGIN PER UNIT   $ 55,010               $ 55,722
  % Change - Prior Year     16.9%                  14.9%

SG&A Per Unit           $ 34,784               $ 33,020
  % Change - Prior Year     13.6%                   9.3%